Exhibit 99.1

Horizon Aircraft, an electric Vertical TakeOff and Landing (eVTOL) aircraft developer, announces the signing of a definitive agreement to go public via a business combination with Pono Capital Three, Inc., a Nasdaq listed company. - Updated

Honolulu, Hawaii and Toronto, Canada, August 17, 2023 (GLOBE NEWSWIRE) — Pono Capital Three, Inc. (NASDAQ: PTHR, PTHRU and PTHRW), a special purpose acquisition company (“Pono”), has announced the execution of a definitive Business Combination Agreement (the “Business Combination Agreement”) with Robinson Aircraft Ltd. (the “Target Company”), a British Columbia company doing business as Horizon Aircraft (“Horizon Aircraft”). Pursuant to the Business Combination Agreement, it is intended that the Target Company will amalgamate with Pono Three Merger Sub, Inc., a wholly owned subsidiary of Pono, with the resulting combined company continuing as a wholly owned subsidiary of Pono. Stockholders of the Target Company will receive shares of common stock of Pono (the “Business Combination”). In connection with the Business Combination, it is expected that the Target Company will change its name to “Horizon Aircraft, Inc.,” and that Pono will redomesticate as a British Columbia company (the “Redomestication”) and change its name to “Horizon Aircraft Holdings Incorporated.”

Pono and Horizon Aircraft believe that, if consummated, the Business Combination will promote the expansion of Horizon Aircraft’s business to better position Horizon Aircraft as a global leader in eVTOL aircraft technology.

“Our unique hybrid electric VTOL concept is based on patented ducted fan-in-wing technology that allows our aircraft to fly faster, farther, and carry more payload than many of our competitors,” said Brandon Robinson, CEO of Horizon Aircraft. “We designed the X7 with safety, durability, and operational versatility in mind. The combination of high performance, a tough design, and positive economics has resonated with potential customers. We have received significant interest for its use in a broad number of mission specific tasks such as emergency medical services, aerial firefighting, disaster relief, and various military special operations.”

“Horizon Aircraft’s hybrid electric eVTOL flies 98% of its mission exactly like a normal aircraft and can recharge itself during flight or after its mission,” said Davin Kazama, CEO of Pono. “In addition to obvious performance and safety benefits, this should also simplify the certification process. Ultimately this aircraft will help to redefine the way people and goods are moved at the regional scale, and we are excited to be part of building a better future with Horizon Aircraft.”

Horizon’s versatile technology has already received global recognition, including funding support from the U.S. Department of Defense. Horizon has also received numerous Canadian grants, and the Canadian government recently pledged $350 million to support the country’s sustainable aviation industry.

According to Allied Market Research, the global Urban Air Mobility (UAM) market is projected to surpass $30 billion in revenue by 2031 with a compound annual growth rate (CAGR) of more than 30%.

Transaction Overview

The transaction values Horizon Aircraft at $96 million, which is expected to result in a combined pro forma equity value of approximately $216 million before expenses, assuming no redemptions in the Business Combination. A Forward Purchase Agreement with Meteora Capital will be utilized in this transaction. The cash proceeds raised in the transaction, after any redemptions and payment of transaction expenses, are anticipated to be used for the further development of the Cavorite X7, Horizon Aircraft’s flagship hybrid electric eVTOL, and for general company operating purposes.

The boards of directors of Horizon Aircraft and Pono have unanimously approved the Business Combination Agreement and the proposed transactions. The closing of the Business Combination and related transactions are subject to approval by Pono stockholders and Horizon Aircraft’s shareholders, and are also subject to other customary closing conditions. It is currently expected that the transaction will close in the fourth quarter of 2023 or the first quarter of 2024, assuming such closing conditions are met.

About Horizon Aircraft

Horizon Aircraft is an advanced aerospace engineering company that has developed the world’s first eVTOL that can fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Our unique designs put the mission first and prioritize safety, performance, and utility. Our Cavorite X7 eVTOL is designed to enter the market quickly and service a broad spectrum of early use cases.

About Pono Capital Three, Inc.

Pono is a special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Pono’s units started trading on the Nasdaq Global Market on February 14, 2023 under the ticker symbol “PTHRU.” The Class A common stock trades under the symbol “PTHR” and the warrants under the symbol “PTHRW,” respectively.

Advisors

Nelson Mullins Riley & Scarborough LLP is serving as U.S. legal counsel and Fang and Associates is serving as Canadian legal counsel to Pono in the transaction. Dorsey & Whitney LLP is serving as U.S. legal counsel and Gowling WLG (Canada) LLP is serving as Canadian legal counsel to Horizon Aircraft in the transaction. EF Hutton, a division of Benchmark Investments, LLC is acting as Capital Markets Advisor in the transaction.

Important Information About the Proposed Merger and Where to Find It

This press release relates to a proposed business combination transaction among the parties set forth above referred to above and herein as the Business Combination. Pono intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Pono’s shareholders in connection with Pono’s solicitation for proxies for the vote by Pono’s shareholders in connection with the proposed business combination, the Redomistication and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Pono’s shareholders in connection with the Redomestication. A full description of the terms of the Business Combination will be provided in a proxy statement of Pono with respect to the solicitation of proxies for the special meeting of stockholders of Pono to vote on the Business Combination (the “Proxy Statement”). This communication is not intended to be, and is not, a substitute for the Proxy Statement or any other document Pono has filed or may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transactions. Each of Horizon Aircraft and Pono urge its investors, stockholders and other interested persons to read, when available, the Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about Horizon Aircraft , Pono, and the Business Combination. After the Registration Statement has been filed and declared effective, a definitive proxy statement will be mailed to stockholders of Pono as of a record date to be established for voting on the Business Combination. Before making any voting or investment decision, investors, and stockholders of Pono are urged to carefully read the entire Proxy Statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination and Redomestication. Once available, Pono shareholders and other interested persons will also be able to obtain a copy of the Proxy Statement, and other documents filed with the SEC, without charge, by directing a request to: Pono Capital Three, Inc., 643 Ilalo Street, #102, Honolulu, Hawaii 96813, (808) 892-6611, or on the SEC’s website at www.sec.gov.

Participants in Solicitation

Horizon Aircraft and Pono, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Pono’s stockholders in respect of the proposed Business Combination. Information about the directors and executive officers of Pono and their ownership is set forth in Pono’s filings with the SEC, including its prospectus relating to its initial public offering, which was filed with the SEC on February 14, 2023. Pono’s stockholders and other interested persons may obtain more detailed information about the names and interests of the directors and officers of Horizon Aircraft and Pono in the Business Combination will be set forth in Pono’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents filed with the SEC. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

This press release does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

No Offer of Solicitation

This press release will not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This press release will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the definitive business combination agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive business combination agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the business combination agreement following the announcement of the entry into the business combination agreement and proposed Business Combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Market’s initial listing standards in connection with the consummation of the proposed Business Combination; (vi) the effect of the announcement or pendency of the proposed Business Combination on Horizon Aircraft’s business relationships, operating results and business generally; (vii) risks that the proposed Business Combination disrupts the current plans of Horizon Aircraft; (viii) changes in the markets in which Horizon Aircraft competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ix) the risk that Pono and Horizon Aircraft will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (x) the ability of the parties to recognize the benefits of the business combination agreement and the Business Combination; (xi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xii) statements regarding Horizon Aircraft’s industry and market size; (xiii) financial condition and performance of Horizon Aircraft and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon Aircraft; and (xiv) those factors discussed in Pono’s filings with the SEC and that that will be contained in the Proxy Statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Proxy Statement and other documents to be filed by Pono from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Horizon Aircraft and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of Horizon Aircraft or Pono gives any assurance that Horizon Aircraft and Pono will achieve their respective expectations.

Contacts

Pono Capital Three, Inc.

Inquiries (PR):

643 Ilalo St. #102,

Honolulu, Hawaii 96813

Phone: (808) 892-6611

Davin@PonoCorp.com

Horizon Aircraft

Inquiries (PR):

3187 Highway 35

Lindsay, Ontario

K9V 4R1

Phil Anderson
Email: phil@perceptiona.com
Mobile: +44 (0)7767 491 519

Ef Hutton

Inquiries (Investor Relations):

590 Madison Avenue, 39th Floor

New York, NY 10022

Gaurav Verma, Head of SPACs

gverma@efhuttongroup.com

Direct: +1 (732) 272-7037

Office: +1 (212) 970-5183